SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) - October 21, 2004

FIRST HORIZON NATIONAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

TENNESSEE	000-4491	62-0803242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

165 MADISON AVENUE MEMPHIS, TENNESSEE	38103
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code - (901) 523-4444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] [ ] [ ] [ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

Furnished as Exhibit 99.1 is a copy of First Horizon National Corporation Third Quarter 2004 Financial Supplement which is scheduled to be released October 21, 2004.

ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits

The following exhibit is furnished pursuant to Item 7.01, is not to be considered "filed" under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of First Horizon National Corporation's ("Corporation") previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit #	Description
99.1	First Horizon National Corporation Third Quarter 2004 Financial Supplement

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON NATIONAL CORPORATION

October 21, 2004 (Date)
By: /s/   MARLIN L. MOSBY, III Name: Marlin L. Mosby, III Title: Executive Vice President and Chief Financial Officer

Exhibit Index

The following exhibit is furnished pursuant to Item 7.01 is not to be considered "filed" under the Exchange Act, and shall not be incorporated by reference into any of the Corporation's previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit #	Description
99.1	First Horizon National Corporation Third Quarter 2004 Financial Supplement

THIRD QUARTER 2004 FINANCIAL SUPPLEMENT

CONSOLIDATED
Quarterly
(Unaudited)

(Thousands)	3Q04	2Q04	1Q04	4Q03	3Q03
Net interest income	$218,250	$213,606	$196,009	$196,442	$214,156
Noninterest income	307,231	347,285	367,240	364,052	388,171
Divestitures	-	1,800	2,000	22,498	-
Security G/L	20,383	3,214	885	8	4,178
Total revenue	545,864	565,905	566,134	583,000	606,505
Noninterest expense	365,596	384,080	371,976	382,004	409,934
Provision	10,044	12,292	14,229	15,392	16,355
Pretax income	170,224	169,533	179,929	185,604	180,216
Income taxes	56,623	51,149	60,658	67,959	61,933
Net income	113,601	118,384	119,271	117,645	118,283

Diluted shares	127,845	128,497	129,698	130,755	130,594
EPS	0.89	0.92	0.92	0.90	0.91
Tax rate	33%	30%	34%	37%	34%
Efficiency ratio	67%	68%	66%	66%	68%

Certain previously reported amounts have been reclassified to agree with current presentation.
1

STATEMENT OF INCOME
Quarterly
(Unaudited)

(Thousands)	3Q04	2Q04	1Q04	4Q03	3Q03
Interest income	$300,183	$277,815	$254,015	$253,184	$277,436
Less interest expense	81,933	64,209	58,006	56,742	63,280
Net interest income	218,250	213,606	196,009	196,442	214,156
Provision for loan losses	10,044	12,292	14,229	15,392	16,355
Net interest income after
provision for loan losses	208,206	201,314	181,780	181,050	197,801
Noninterest income:
Mortgage banking	105,155	118,266	126,566	127,330	151,830
Capital markets	79,913	102,195	117,928	117,770	122,876
Deposit transactions
and cash management	38,624	38,234	33,961	37,971	37,328
Merchant processing	19,299	19,365	16,743	15,878	15,295
Insurance premiums and
commissions	13,962	14,104	16,394	13,698	14,465
Trust services and investment
management	11,838	11,891	11,804	11,654	12,011
Gains on divestitures	-	1,800	2,000	22,498	-
Securities gains/(losses)	20,383	3,214	885	8	4,178
Other	38,440	43,230	43,844	39,751	34,366
Total noninterest income	327,614	352,299	370,125	386,558	392,349
Adjusted gross income after
provision for loan losses	535,820	553,613	551,905	567,608	590,150
Noninterest expense:
Employee compensation,
incentives and benefits	210,089	238,402	238,250	218,968	235,495
Occupancy	23,865	21,699	20,963	21,569	22,620
Equipment rentals, depreciation,
and maintenance	18,713	17,573	17,776	17,957	17,210
Operations services	17,801	15,944	15,399	15,160	17,700
Communications and courier	12,118	13,223	11,803	13,324	12,917
Amortization of intangible assets	2,165	2,191	2,171	2,403	2,065
Other	80,845	75,048	65,614	92,623	101,927
Total noninterest expense	365,596	384,080	371,976	382,004	409,934
Pretax income	170,224	169,533	179,929	185,604	180,216
Applicable income taxes	56,623	51,149	60,658	67,959	61,933
Net income	$113,601	$118,384	$119,271	$117,645	$118,283
Diluted earnings per common share	$ .89	$ .92	$ .92	$ .90	$ .91
Dividends declared	.40	.40	.40	.40	.30
SELECTED FINANCIAL RATIOS:
Return on average assets	1.63%	1.75%	1.93%	1.89%	1.71%
Return on average shareholders' equity	23.7	25.5	25.6	25.2	25.9
Certain previously reported amounts have been reclassified to agree with current presentation.
2

OTHER INCOME AND OTHER EXPENSE
Quarterly
(Unaudited)

(Thousands)	3Q04	2Q04	1Q04	4Q03	3Q03
All other income and commissions:
Cardholder fees	$ 6,461	$ 6,348	$ 5,861	$ 6,129	$ 5,841
Other service charges	4,696	5,098	4,645	5,002	4,759
Check clearing fees	2,562	2,523	2,627	2,913	2,819
Other	24,721	29,261	30,711	25,707	20,947
Total	$38,440	$43,230	$43,844	$ 39,751	$ 34,366
All other expense:
Advertising and public relations	$ 9,976	$9,527	$11,873	$ 10,425	$ 9,358
Legal and professional fees	9,529	9,700	6,685	14,979	19,978
Travel and entertainment	7,983	7,044	7,083	9,669	10,424
Computer software	7,127	7,596	6,984	8,180	7,396
Contract employment	6,264	5,430	4,143	6,769	9,577
Supplies	4,187	4,545	4,460	4,819	5,004
Fed services fees	2,263	2,267	2,329	2,190	2,206
Deposit insurance premium	661	708	732	682	682
Foreclosed real estate	2,072	977	26	2,169	3,322
Contributions	414	494	250	373	607
Distributions on guaranteed
preferred securities (a)	-	-	-	2,017	2,018
Other	30,369	26,760	21,049	30,351	31,355
Total	80,845	75,048	65,614	92,623	101,927
(a)
On December 31, 2003, FHN adopted FIN 46 which required the deconsolidation of Capital I and consequently the guaranteed preferred securities.  However, FHN's junior subordinated debentures are no longer eliminated in consolidation but are included in the Consolidated Statements of Condition in "Term borrowings" and the related expense is also no longer eliminated in consolidation and is classified as interest expense in 2004.
Certain previously reported amounts have been reclassified to agree with current presentation.

3

AVERAGE STATEMENTS OF CONDITION
Quarterly
(Unaudited)

(Millions)	3Q04	2Q04	1Q04	4Q03	3Q03
Loans, net of unearned income:
Commercial:
Commercial, financial and industrial	$ 4,935.3	$ 4,736.6	$ 4,491.6	$ 4,450.3	$ 4,442.5
Real estate commercial	960.2	965.1	982.6	1,046.9	1,025.9
Real estate construction	945.1	796.6	705.6	672.9	652.1
Total commercial loans	6,840.6	6,498.3	6,179.8	6,170.1	6,120.5
Retail:
Real estate residential	7,852.6	7,253.7	6,810.6	6,552.6	5,951.2
Real estate construction	746.1	619.1	550.5	495.8	446.5
Other retail	180.0	188.7	204.0	239.1	259.1
Credit card receivables	239.3	258.4	259.3	265.0	261.5
Total retail loans	9,018.0	8,319.9	7,824.4	7,552.5	6,918.3
Total loans, net of unearned income	15,858.6	14,818.2	14,004.2	13,722.6	13,038.8
Investment securities	2,625.7	2,474.6	2,546.7	2,599.0	2,435.7
REMIC securities (a)	-	-	-	42.3	172.2
Loans held for sale	4,036.7	4,689.7	3,290.9	2,672.5	5,707.7
Other earning assets	1,687.7	1,658.0	1,577.7	1,810.6	1,846.2
Total earning assets	24,208.7	23,640.5	21,419.5	20,847.0	23,200.6
Cash and due from banks	740.0	718.4	718.7	746.2	740.8
Other assets	2,767.9	2,917.4	2,755.8	3,037.3	3,495.4
Total assets	$27,716.6	$27,276.3	$24,894.0	$24,630.5	$27,436.8

Certificates of deposit under
$100,000 and other time	$ 2,015.0	$ 1,880.6	$ 1,824.6	$ 1,855.8	$ 1,839.1
Other interest-bearing deposits	4,128.6	4,146.7	4,055.1	4,061.4	3,962.0
Total interest-bearing core deposits	6,143.6	6,027.3	5,879.7	5,917.2	5,801.1
Demand deposits	1,590.8	1,623.2	1,652.2	1,870.0	1,800.0
Other noninterest-bearing deposits	2,800.6	3,091.0	2,544.1	2,563.8	3,717.6
Total core deposits	10,535.0	10,741.5	10,076.0	10,351.0	11,318.7
Certificates of deposit $100,000 and more	6,971.1	6,580.7	5,856.3	5,175.1	5,809.6
Total deposits	17,506.1	17,322.2	15,932.3	15,526.1	17,128.3
Short-term borrowed funds	4,550.3	4,183.4	4,017.5	4,238.6	4,659.6
Term borrowings (a)	2,340.6	2,442.0	1,821.8	1,552.0	1,597.2
Other liabilities	1,413.6	1,457.3	1,250.3	1,360.2	2,136.5
Qualifying capital securities (a) (b)	-	-	-	100.0	100.0
Preferred stock of subsidiary (a)	.5	.5	.4	.4	0.3
Shareholders' equity	1,905.5	1,870.9	1,871.7	1,853.2	1,814.9
Total liabilities and shareholders' equity	$27,716.6	$27,276.3	$24,894.0	$24,630.5	$27,436.8
Diluted shares outstanding	127.8	128.5	129.7	130.8	130.6
(a) See page 13 for additional information on the impact of certain transactions and new accounting standards.
(b) Guaranteed preferred beneficial interests in FHN's junior subordinated debentures
4

RETAIL/COMMERCIAL BANKING
Quarterly
(Unaudited)

(Thousands)	3Q04	2Q04	1Q04	4Q03	3Q03
Net interest income	$179,862	$167,331	$158,102	$157,888	$153,814
Noninterest income	114,461	119,407	113,980	108,492	105,379
Divestitures	-	1,800	2,000	22,498	-
Security G/L	637	303	2	8	11
Total revenue	294,960	288,841	274,084	288,886	259,204
Total noninterest expense	180,250	177,235	172,224	186,280	175,347
Provision	10,044	12,310	14,249	15,333	16,319
Pretax income	104,666	99,296	87,611	87,273	67,538

Efficiency ratio	61%	61%	63%	64%	68%

Average loans (millions)	$15,827	$14,798	$13,988	$13,697	$13,015
Other earning assets (millions)	882	896	598	274	363
Total earning assets (millions)	16,709	15,694	14,586	13,971	13,378

Total deposits	9,666	9,474	9,285	9,428	9,227

Net interest margin	4.28%	4.29%	4.36%	4.48%	4.56%

Noninterest revenue detail
Deposit transactions & cash mgmt	$38,622	$38,233	$33,960	$37,947	$37,343
Merchant processing	19,304	19,369	16,748	15,882	15,299
Insurance premium & commissions	13,539	13,674	15,961	13,189	14,052
Trust services & investment mgmt	11,837	11,891	11,804	11,655	12,010
Cardholder fees	6,332	6,301	5,696	6,034	5,762
Other service charges	4,378	4,802	4,446	4,811	4,509
Check clearing fees	2,562	2,523	2,627	2,913	2,819
Miscellaneous revenue	17,887	22,614	22,738	16,061	13,585
Total noninterest revenue	114,461	119,407	113,980	108,492	105,379

Statistics
Trust total assets (millions)	12,390	12,154	12,103	11,945	11,884
Trust total managed assets (millions)	7,525	7,539	7,668	7,542	7,258
Merchant transactions	40,480	39,340	38,329	33,345	33,937
Certain previously reported amounts have been reclassified to agree with current presentation.
5

MORTGAGE BANKING
Quarterly
(Unaudited)

(Thousands)	3Q04	2Q04	1Q04	4Q03	3Q03
Net interest income	$37,758	$44,352	$32,400	$31,232	$61,819
Noninterest income:
Net origination fees	68,375	99,101	95,802	73,565	169,159
Net servicing fees	25,560	14,407	28,447	48,459	(26,004)
Other fees	15,291	9,549	6,593	9,584	12,720
Total noninterest income	109,226	123,057	130,842	131,608	155,875
Total revenue	146,984	167,409	163,242	162,840	217,694
Noninterest expense	109,255	118,711	99,664	95,020	115,191
Provision	-	(18)	(20)	59	36
Pretax income	37,729	48,716	63,598	67,761	102,467

Noninterest expense detail
Commissions & incentives	$60,891	$69,026	$49,590	46,067	104,890
FAS 91 cost deferral	2,195	(594)	(4,040)	1,484	21,178
Other salaries & benefits	54,694	54,931	54,206	50,432	61,588
Total salaries & benefits	117,780	123,363	99,756	97,983	187,656
Contract labor & outsourcing	4,210	4,234	3,395	5,169	9,473
Equipment & occupancy	17,717	16,163	16,295	15,978	17,351
Foreclosure provision	1,757	617	(1,039)	1,992	2,853
Other expenses	48,009	44,368	39,579	42,243	56,453
FAS 91 reclassification	(84,122)	(74,415)	(62,044)	(69,428)	(159,311)
Total Non-Interest Expense Before
Segment Allocations	105,351	114,330	95,942	93,937	114,475
Segment Allocations	3,904	4,381	3,722	1,083	716
Total Non-Interest Expense	109,255	118,711	99,664	95,020	115,191

Other information
Efficiency ratio	74%	71%	61%	58%	53%

Warehouse (millions)	$3,217	$3,858	$2,742	$2,614	$5,671
Other earning assets (millions)	287	250	228	241	226
Total earning assets (millions)	3,504	4,108	2,970	2,855	5,897

Escrow balances	1,419	1,819	1,286	1,419	2,608

Net interest margin	4.29%	4.34%	4.39%	4.34%	4.16%

Warehouse Spread	3.93%	3.84%	3.91%	3.73%	3.82%

Certain previously reported amounts have been reclassified to agree with current presentation.
6

MORTGAGE BANKING
Quarterly
(Unaudited)

(Thousands)	3Q04	2Q04	1Q04	4Q03	3Q03
ORIGINATION INCOME
Origination Fees	$82,425	$96,270	$71,737	$64,210	$127,365
FAS 91 Fee Deferral	2,966	474	(3,939)	742	19,754
Appraisal, Final Inspection, Credit Card Fees	7,335	8,345	6,138	6,178	10,384
Total origination fees	92,726	105,089	73,936	71,130	157,503

Secondary Marketing Income:
OMSR	58,120	103,186	52,419	62,621	193,825
SRP	8,656	7,847	10,787	7,958	2,852
Marketing G/L (Trading Gains)	17,834	28,042	26,711	41,351	2,571
Concessions	(25,724)	(39,328)	(17,202)	(20,402)	(17,352)
LOCOM	399	(861)	(118)	2,435	(2,601)
Total Secondary Marketing Fees b/f FAS 133	59,285	98,886	72,597	93,963	179,295
FAS 133 Pipeline Valuation	3,070	(30,460)	11,313	(22,100)	(8,328)
Total Secondary Marketing Fees - Mortgage	62,355	68,426	83,910	71,863	170,967

FAS 91 Reclassification	(86,706)	(74,414)	(62,044)	(69,428)	(159,311)

Total Origination Income	68,375	99,101	95,802	73,565	169,159

KEY ORIGINATIONS METRICS

Production ($ in millions):
First Lien Production	6,842	8,915	6,869	6,240	14,400

Refinanced Production	2,117	4,226	3,974	2,992	10,394
Refinanced %	31%	47%	58%	48%	72%
Purchased Production	4,725	4,689	2,895	3,248	4,006
Purchased %	69%	53%	42%	52%	28%

ARMs % (Excluding Gov't ARMS)	48%	41%	31%	28%	17%

Relationship Managers	1,792	1,771	1,664	1,641	1,536

Warehouse/Pipeline Balance:
Ending Warehouse Balance	2,832	2,840	3,439	2,744	2,871
Ending Pipeline Balance (Locked)	3,922	3,646	5,248	2,242	3,497

Loan Sales (Deliveries):
Total Loan Sales	6,529	9,535	6,136	6,507	17,370

Margins:
Marketing Margin on Deliveries (bps):
OMSR	89	108	85	96	111
Marketing G/L (Trading Gains)	27	30	43	63	1
LOCOM	1	(1)	-	4	(1)
Concessions/SRP	(26)	(33)	(10)	(19)	(8)
Total Marketing Margin on Deliveries - b/f FAS 133	91	104	118	144	103
7

MORTGAGE BANKING
Quarterly
(Unaudited)

	3Q04		2Q04		1Q04		4Q03		3Q03
(Thousands)	$	bps	$	bps	$	bps	$	bps	$	bps
SERVICING INCOME
Gross Service Fees	$75,279	39	$69,584	39	$68,944	39	$66,635	39	$64,339	39
Guarantee Fees	(17,022)	(9)	(15,042)	(9)	(14,670)	(8)	(13,956)	(8)	(13,278)	(8)
Sub-Service Fee Income	7	-	6	-	-	-	-	-	-	-
Lender Paid MI	(134)	-	(141)	-	(194)	-	(188)	-	(177)	-
Net Service Fees	58,130	30	54,407	30	54,080	31	52,491	31	50,884	31

Early Payoff Interest Expense	(4,064)	(2)	(6,443)	(3)	(5,170)	(3)	(4,618)	(3)	(11,588)	(7)
Ancillary Fees	5,666	3	5,539	3	5,525	3	5,550	3	5,583	3
Total Service Fees	59,732	31	53,503	30	54,435	31	53,423	31	44,879	27

AMORTIZATION/IMPAIRMENT
Amortization	(38,111)		(38,971)		(34,001)		(35,116)		(33,424)
Impairment	(13,356)		379		(14,596)		4,233		(47,765)
Total Amortization/Impairment	(51,467)		(38,592)		(48,597)		(30,883)		(81,189)

HEDGE GAINS
MSR Hedge Gains/(Losses)
NII on SWAPs	16,987		21,649		24,931		30,626		27,486
Hedge Ratios	8,648		1,756		9,295		4,645		(2,958)
Other Ineffectiveness	(1,701)		(14,866)		(3,898)		(6,481)		(851)
Total MSR Hedge Gains/(Losses)	23,934		8,539		30,328		28,790		23,677

Amortization & Time Decay of MSR's	(7,637)		(4,633)		(9,004)		(9,843)		(3,817)

Hedge MTM & Time Decay:
I/O Strip Time Decay	(1,246)		(421)		(2,679)		(2,126)		(469)
I/O Strip MTM	2,244		(3,989)		3,964		9,098		(9,085)
Total Hedge MTM & Time Decay	998		(4,410)		1,285		6,972		(9,554)
Total Hedge Gains	17,295		(504)		22,609		25,919		10,306

Total Servicing Income	25,560		14,407		28,447		48,459		(26,004)

KEY SERVICING METRICS
($ in millions)
Avg. Servicing Portfolio (Owned)	$76,885		$71,543		$ 69,503		$ 68,263		$ 66,170
End. Servicing Portfolio (Owned)	$81,591		$72,165		$ 70,317		$ 68,914		$ 67,625

Average Loans Serviced (#)	539,527		517,217		509,506		503,088		492,069

Product Mix (Average)
Product Mix (%)
GNMA	14%		14%		15%		16%		16%
FNMA/FHLMC	68%		68%		68%		67%		63%
Private	13%		13%		12%		12%		12%
Sub-Total	95%		95%		95%		95%		91%
Warehouse	5%		5%		5%		5%		9%
Total	100%		100%		100%		100%		100%

Other Statistics
(Annualized)
Ancillary Income per Loan	$ 42.01		$ 42.84		$ 43.38		$ 44.13		$ 45.39
Direct Servicing Cost per Loan	$ 56.85		$ 57.88		$ 62.26		$ 67.65		$ 75.27

Portfolio Data
(in millions)
Average Servicing Asset **	1,164		1,096		932		974		867
Valuation Reserve (Ending Balance)	7		7		32		37		58
Servicing Book Value (bps)		151		153		134		143		131

Amortization/Average Servicing Asset	13%		14%		15%		14%		15%
Impairment/Average Servicing Asset	5%		0%		6%		-2%		22%

Run-Off Rate	22%		34%		27%		25%		63%

** Includes valuation reserve
8

CAPITAL MARKETS
Quarterly
(Unaudited)

(Thousands)	3Q04	2Q04	1Q04	4Q03	3Q03
Net interest income	$207	$25	$291	$654	$1,028
Noninterest income:
Depository	26,751	34,756	49,193	38,779	53,049
Nondepository	20,004	23,498	32,795	28,082	29,840
Other fees	34,600	44,725	37,285	53,118	41,203
Total noninterest income	81,355	102,979	119,273	119,979	124,092
Total revenue	81,562	103,004	119,564	120,633	125,120
Noninterest expense	64,640	77,945	88,806	84,879	90,762
Provision	-	-	-	-	-
Pretax income	16,922	25,059	30,758	35,754	34,358

Efficiency ratio	79%	76%	74%	70%	73%

Trading inventory (millions)	$719	$694	$741	$918	$893
Other earning assets (millions)	518	545	522	552	667
Total earning assets (millions)	1,237	1,239	1,263	1,470	1,560

Net interest margin	0.07%	0.01%	0.09%	0.18%	0.26%

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CORPORATE
Quarterly
(Unaudited)

(Thousands)	3Q04	2Q04	1Q04	4Q03	3Q03
Net interest income	$423	$1,898	$5,216	$6,668	($ 2,505)
Noninterest income	2,189	1,842	3,145	3,973	2,825
Security G/L	19,746	2,911	883	-	4,167
Total revenue	22,358	6,651	9,244	10,641	4,487
Total noninterest expense	11,451	10,189	11,282	15,825	28,634
Pretax income	10,907	(3,538)	(2,038)	(5,184)	(24,147)

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CAPITAL HIGHLIGHTS
(Dollars in millions except per share amounts, Unaudited)

	3Q04	2Q04	1Q04	4Q03	3Q03
Tier 1 Capital (a)	$ 2,023.0	$ 1,985.3	$ 1,963.3	$ 1,754.4	$ 1,702.4
Tier 2 Capital (a)	739.4	738.0	755.0	755.4	788.5
Total Capital (a)	$ 2,762.4	$ 2,723.3	$ 2,718.3	$ 2,509.8	$ 2,490.9

Risk-Adjusted Assets (a)	$22,692.2	$21,091.1	$20,408.1	$19,028.8	$18,447.7

Tier 1 Ratio (a)	8.91%	9.41%	9.62%	9.22%	9.23%
Tier 2 Ratio (a)	3.26	3.50	3.70	3.97	4.27
Total Capital Ratio (a)	12.17%	12.91%	13.32%	13.19%	13.50%

Leverage Ratio (a)	7.36%	7.35%	7.97%	7.19%	6.26%

Shareholders' Equity/Assets Ratio (b)	6.87	6.86	7.52	7.52	6.62

Book Value	$ 15.96	$ 15.42	$ 15.34	$ 15.01	$ 14.64

(a) Current quarter is an estimate
(b) Calculated on average balances
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NET INTEREST MARGIN (NIM) HIGHLIGHTS
(Unaudited)

	3Q04	2Q04	1Q04	4Q03	3Q03
Consolidated Yields and Rates:
Investment securities	4.36%	4.30%	4.23%	4.61%	3.76%
Loans, net of unearned	4.93	4.72	4.85	4.86	4.96
Other earning assets	5.05	4.67	4.51	4.56	4.55
Yields on earning assets	4.90	4.66	4.70	4.76	4.69
Interest bearing core deposits	1.43	1.28	1.27	1.27	1.30
CD's over $100,000	1.61	1.21	1.21	1.24	1.22
Fed funds purchased and repos	1.29	.90	.88	.87	.92
Commercial paper and other short-term
borrowings	3.87	3.88	3.30	3.83	3.86
Long-term debt	2.28	1.87	2.08	1.93	2.61
Rates paid on interest-bearing liabilities	1.63	1.34	1.32	1.33	1.40
Net interest spread	3.27	3.32	3.38	3.43	3.29
Effect of interest-free sources	.28	.25	.24	.25	.32
Loan fees	.05	.06	.06	.08	.07
FHNC - NIM	3.60%	3.63%	3.68%	3.76%	3.68%
Certain previously reported amounts have been reclassified to agree with current presentation.
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OTHER HIGHLIGHTS
 (Unaudited)

Balance Sheet:

In prior years, FHN has securitized certain real estate loans through a real estate mortgage investment conduit (REMIC) and retained all of the securitized assets. The retained assets were classified on the Consolidated Statements of Condition in "Securities held to maturity". During fourth quarter 2003, FHN elected to purchase all of the mortgage loans remaining in the REMIC ($136.3 million at repurchase). Subsequent to the repurchase of the mortgage loans, these assets are classified as retail real estate residential loans.

Effective December 31, 2003, FHN adopted FASB Interpretation No. 46, "Consolidation of Variable Interest Entities", and deconsolidated its subsidiary, First Tennessee Capital I (Capital I), which has issued $100.0 million of capital securities that are fully and unconditionally guaranteed by FHN. As a result of this deconsolidation the capital securities are no longer included on FHN's balance sheet. However, $103.0 million of junior subordinated debentures issued by FHN to Capital I are no longer eliminated in consolidation and appear in term borrowings as of December 31, 2003.

On December 31, 2003, FHN completed the sale of substantially all of the assets and liabilities of its wholly owned subsidiary, First National Bank of Springdale (FNB) of Springdale, Arkansas to First Security Bank of Searcy, Arkansas. This transaction resulted in a divestiture gain of $12.5 million. Immediately preceding the sale, FNB had investment securities of approximately $125 million, loans of approximately $165 million, deposits of approximately $300 million and equity of approximately $40 million.

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